                              Financial Statements

                            Medical Science Institute
                             (Debtor-in-Possession)

                    Nine months ended September 30, 1996 and
                          year ended December 31, 1995
                       with Report of Independent Auditors

                            Medical Science Institute
                             (Debtor-in-Possession)

                              Financial Statements


                    Nine months ended September 30, 1996 and
                          year ended December 31, 1995





                                    CONTENTS

Report of Independent Auditors...............................................1

Audited Financial Statements

Balance Sheets...............................................................3
Statements of Operations.....................................................5
Statements of Shareholder's Deficit..........................................6
Statements of Cash Flows.....................................................7
Notes to Financial Statements................................................9

                         Report of Independent Auditors

The Board of Directors
Medical Science Institute

We have audited the accompanying balance sheets of Medical Science Institute as of September 30, 1996 and December 31, 1995, and the related statements of operations, shareholder's deficit, and cash flows for the nine months ended September 30, 1996 and the year ended December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Medical Science Institute at September 30, 1996 and December 31, 1995, and the results of its operations and its cash flows for the nine months ended September 30, 1996 and the year ended December 31, 1995, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that Medical Science Institute will continue as a going concern. As discussed in Notes 1 and 8 to the financial statements, recurring losses, an accumulated deficit and lack of liquidity caused the Company to seek protection under the Federal Bankruptcy Laws in 1995. Management's Plan of Reorganization has been effectuated and the Company's new parent has proposed the sale of the Company to an affiliated entity that is also currently operating under protection of the Federal Bankruptcy Laws; such sale requires approval of the Bankruptcy Court. Although the Company believes that the sale will be approved there is no assurance that the transaction will be completed or, if completed, that it will be on the same terms as proposed. These conditions raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

                                                  /s/   ERNST & YOUNG LLP
January 7, 1997                                   ____________________________

                            Medical Science Institute
                             (Debtor-in-Possession)

                                 Balance Sheets


                                                                      SEPTEMBER 30,        DECEMBER 31,
                                                                          1996                 1995
                                                                  -------------------------------------------

ASSETS
Current assets:
   Cash                                                              $         1,735     $         42,552
   Patient accounts receivable, net of allowance for doubtful
     accounts of $960,000 in 1996 and $872,000 in 1995                     2,577,813            2,780,760
   Inventory of supplies                                                     132,017              195,256
   Prepaid expenses and other assets                                          72,684               41,610
                                                                  -------------------------------------------

Total current assets                                                       2,784,249            3,060,178

Deposits                                                                      70,828               68,625

Property and equipment, net                                                  605,797              830,145










                                                                  -------------------------------------------
Total assets                                                         $     3,460,874     $      3,958,948
                                                                  ===========================================

3

                                                                      SEPTEMBER 30,        DECEMBER 31,
                                                                          1996                 1995
                                                                  -------------------------------------------

LIABILITIES AND SHAREHOLDER'S DEFICIT
Liabilities not subject to compromise:
   Current liabilities:
     Bank overdraft                                                  $       199,287     $         36,190
     Accounts payable and accrued expenses                                 1,343,317            1,003,443
                                                                  -------------------------------------------
Total current liabilities                                                  1,542,604            1,039,633
Liabilities subject to compromise:
   Borrowings under line of credit                                         2,428,172            2,236,576
   Accounts payable and accrued expenses                                   5,669,193            4,613,299
   Third-party settlement                                                    575,000              507,500
   Loan payable - shareholder, net of loan receivable of
     $96,667 in 1996 and $86,772 in 1995                                     102,461              112,356
   Note payable                                                              309,090              309,090
   Capital lease obligations                                                 698,682              710,585
                                                                  -------------------------------------------
Total liabilities subject to compromise                                    9,782,598            8,489,406
                                                                  -------------------------------------------
Total liabilities                                                         11,325,202            9,529,039

Commitments and contingencies

Shareholder's deficit:
   Common stock, no par value, 1,000,000 shares authorized, 600
     shares issued and outstanding                                            18,000               18,000
   Accumulated deficit                                                    (7,882,328)          (5,588,091)
                                                                  -------------------------------------------
Total shareholder's deficit                                               (7,864,328)          (5,570,091)
                                                                  -------------------------------------------
Total liabilities and shareholder's deficit                          $     3,460,874     $      3,958,948
                                                                  ===========================================

See accompanying notes.

                            Medical Science Institute
                             (Debtor-in-Possession)

                            Statements of Operations


                                                                    NINE MONTHS ENDED       YEAR ENDED
                                                                      SEPTEMBER 30,        DECEMBER  31,
                                                                          1996                 1995
                                                                  -------------------------------------------
Net revenue                                                         $      10,731,990    $      19,055,559

Operating costs:
   Salaries, wages and benefits                                             4,390,952            5,953,248
   Supplies                                                                 1,864,530            3,589,090
   Other operating costs                                                    1,830,185            2,820,136
   Provision for bad debts                                                    399,553            1,710,925
   Depreciation and amortization                                              228,728              349,074
                                                                  -------------------------------------------
Total operating costs                                                       8,713,948           14,422,473

Selling, general and administrative expenses                                2,921,159            6,568,379
                                                                  -------------------------------------------

Operating loss                                                               (903,117)          (1,935,293)

Other expense (income):
   Penalties                                                                  123,285                3,660
   Interest expense                                                           304,702              658,007
   Interest income                                                                  -                  (60)
   Miscellaneous income                                                             -              (86,494)
   Loss on sale of asset                                                            -                4,048
                                                                  -------------------------------------------
                                                                              427,987              579,161
                                                                  -------------------------------------------

Loss before reorganization items                                           (1,331,104)          (2,514,454)


Reorganization items:
   Legal and accounting fees                                                  963,133              157,456
                                                                  -------------------------------------------

Net loss                                                            $      (2,294,237)   $      (2,671,910)
                                                                  ===========================================

See accompanying notes.

                            Medical Science Institute
                             (Debtor-in-Possession)

                       Statements of Shareholder's Deficit


                                                      COMMON            ACCUMULATED
                                                       STOCK              DEFICIT                 TOTAL
                                               ----------------------------------------------------------------
Balance at December 31, 1994                        $     18,000      $     (2,916,181)    $     (2,898,181)

Net loss for 1995                                              -            (2,671,910)          (2,671,910)
                                               ----------------------------------------------------------------

Balance at December 31, 1995                              18,000            (5,588,091)          (5,570,091)

Net loss for the nine months ended
   September 30, 1996                                          -            (2,294,237)          (2,294,237)
                                               ----------------------------------------------------------------

Balance at September 30, 1996                       $     18,000      $     (7,882,328)    $     (7,864,328)
                                               ================================================================

See accompanying notes.

                            Medical Science Institute
                             (Debtor-in-Possession)

                            Statements of Cash Flows


                                                                    NINE MONTHS ENDED       YEAR ENDED
                                                                      SEPTEMBER 30,         DECEMBER 31,
                                                                          1996                 1995
                                                                  -------------------------------------------
OPERATING ACTIVITIES
Net loss                                                                 $(2,294,237)    $     (2,671,910)
Adjustments to reconcile net loss to cash provided used in
   by operating activities:
     Depreciation and amortization                                           228,728              349,074
     Provision for bad debt                                                  399,553            1,710,925
     Changes in operating assets and liabilities:
       Patient accounts receivable                                          (196,606)          (1,271,204)
       Inventory of supplies                                                  63,239              119,448
       Prepaid expenses and other assets                                     (31,074)             470,884
       Deposits                                                               (2,203)             (19,086)
       Bank overdraft                                                        163,097             (288,469)
       Accounts payable and accrued expenses                               1,395,768            1,793,931
       Third-party settlement                                                 67,500              146,500
                                                                  -------------------------------------------
Net cash provided by (used in) operating activities                         (206,235)             340,093

INVESTING ACTIVITIES
Acquisition of property and equipment                                         (4,380)             (50,033)
                                                                  -------------------------------------------
Net cash used in investing activities                                         (4,380)             (50,033)

FINANCING ACTIVITIES
Net increase (decrease) in borrowings under line of credit
                                                                             191,596              (89,367)
Payments on debt obligations                                                 (21,798)            (206,445)
Borrowings under debt obligations                                                  -               38,800
                                                                  -------------------------------------------
Net cash provided by (used in) financing activities                          169,798             (257,012)
                                                                  -------------------------------------------
Net increase (decrease) in cash                                              (40,817)              33,048

Cash, beginning of period                                                     42,552                9,504
                                                                  -------------------------------------------
Cash, end of period                                                      $     1,735     $         42,552
                                                                  ===========================================

                            Medical Science Institute
                             (Debtor-in-Possession)

                      Statements of Cash Flows (continued)


                                                                    NINE MONTHS ENDED       YEAR ENDED
                                                                      SEPTEMBER 30,         DECEMBER 31,
                                                                          1996                 1995
                                                                  -------------------------------------------

Supplemental disclosures of cash flow information:
   Cash paid during the year for:
     Interest (none capitalized)                                     $      141,716       $      468,225
     Income taxes                                                    $          800       $          800

See accompanying notes.

                            Medical Science Institute
                             (Debtor-in-Possession)

                          Notes to Financial Statements

                               September 30, 1996



1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

OPERATIONS

Medical Science Institute (the Company) is a California corporation providing clinical laboratory testing services to physicians, managed-care organizations, hospitals and other health care providers. The Company operates primarily in the state of California.

On October 26, 1995, the Company filed petition for relief under Chapter 11 of the Federal Bankruptcy Laws in the United States Bankruptcy Court. Under Chapter 11, certain claims against the Company in existence prior to the filing of the petition for relief under the Federal Bankruptcy Laws are stayed while the Company continues business operations as debtor-in-possession. These claims are reflected in the balance sheets as "liabilities subject to compromise." Additional claims (liabilities subject to compromise) may arise subsequent to the filing date resulting from rejection of executory contracts, including leases, and from the determination by the court (or agreed to by parties in interest) of allowed claims for contingencies and other disputed amounts. Claims secured against the Company's assets ("secured claims") also are stayed, although the holders of such claims have the right to move the court for relief from the stay. Secured claims are secured primarily by liens on the Company's assets. Liabilities not subject to compromise reported in the accompanying balance sheets will be continuing obligations of the Company subsequent to the Company's emergence from bankruptcy.

The Company received approval from the Bankruptcy Court to pay or otherwise honor certain of its prepetition obligations, including employee wages. Credit arrangements entered into subsequent to the Chapter 11 filings are described in
Note 8. As also described in Note 8, on November 18, 1996 Nu-Tech Bio Med, Inc. (Nu-Tech) acquired the Company for certain consideration. No adjustments to the recorded amounts of assets and liabilities that may result from the acquisition have been included in the accompanying financial statements.

BASIS OF PRESENTATION

The accompanying financial statements have been prepared assuming that Medical Science Institute will continue as a going concern. Recurring losses, an accumulated deficit and lack of liquidity caused the Company to seek protection under the Federal Bankruptcy Laws in 1995. Management's Plan of Reorganization has been effectuated, as described in Note 8, and the Company's new parent has proposed the sale of the Company to an affiliated entity that is currently operating under protection of the Federal Bankruptcy Laws; such sale requires approval of the Bankruptcy Court. Although the

                            Medical Science Institute
                             (Debtor-in-Possession)

                    Notes to Financial Statements (continued)



1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

BASIS OF PRESENTATION (CONTINUED)

Company believes that the sale will be approved there is no assurance that the transaction will be completed or, if completed, that it will be on the same terms as proposed. These conditions raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

INVENTORY OF SUPPLIES

Supplies inventory is stated at cost, which approximates market value, on a first-in, first-out (FIFO) basis. Supplies inventory consists primarily of laboratory supplies.

EQUIPMENT AND LEASEHOLD IMPROVEMENTS

Equipment and leasehold improvements are carried at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets which range from three to ten years, except for leasehold improvements which are being amortized over the life of the lease. When assets are retired or otherwise disposed of, the cost and related accumulated depreciation or amortization are removed from the accounts and any resulting gain or loss is recognized in operations for the period. The cost of maintenance and repairs is charged to expense as incurred, significant renewals and betterments are capitalized.

INCOME TAXES

The liability method is used for accounting for income taxes. Under this method, deferred tax assets and liabilities are determined based on differences between the financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse.

FAIR VALUES OF FINANCIAL INSTRUMENTS

For cash, patient accounts receivable and accounts payable the carrying amounts approximate fair value. It was not practicable to estimate the fair value of the Company's debt obligations due to such debt being in default (See Notes 4 and 5).

                            Medical Science Institute
                             (Debtor-in-Possession)

                    Notes to Financial Statements (continued)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

PATIENT ACCOUNTS RECEIVABLE

The Company provides services to patients even though they may participate in programs that do not pay full charges. As a result, the Company is exposed to certain credit risks. The Company manages such risk by regularly reviewing its accounts and contracts, and by providing appropriate allowances. Actual results could differ from those estimates. Significant concentrations of gross patient accounts receivable were as follows:

                                                                  SEPTEMBER 30,        DECEMBER 31,
                                                                      1996                 1995
                                                              -------------------------------------------

             Medicare                                                    29%                  11%
             Medi-Cal                                                    20                   30
             Other negotiated contracts                                  15                   15
             Self-pay and commercial                                     36                   44
                                                              ===========================================
                                                                        100%                 100%
                                                              ===========================================

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

2. PROPERTY AND EQUIPMENT

Property and equipment consist of the following:

                                                                  SEPTEMBER 30,        DECEMBER 31,
                                                                      1996                 1995
                                                              -------------------------------------------
Laboratory equipment                                             $     1,330,414      $     1,330,414
Furniture and fixtures                                                   159,510              158,699
Computer equipment/software                                              778,365              777,481
Office equipment                                                           5,240                4,554
Leasehold improvements                                                   147,309              147,309
                                                              -------------------------------------------
                                                                       2,420,838            2,418,457
Less accumulated depreciation and amortization                        (1,815,041)          (1,588,312)
                                                              -------------------------------------------
                                                                  $      605,797             $830,145
                                                              ===========================================

                            Medical Science Institute
                             (Debtor-in-Possession)

                    Notes to Financial Statements (continued)


3. INCOME TAXES

At September 30, 1996, the Company had net operating loss carryforwards for federal and state income tax purposes of approximately $5,563,000 and $3,027,000 respectively, that are available to offset future income. The loss carryforwards expire between the years 1997 and 2008 for federal and state income tax purposes.

Significant components of the Company's deferred tax assets for federal and state income taxes are as follows:

                                                                    SEPTEMBER 30,       DECEMBER 31,
                                                                       1996                1995
                                                               ------------------------------------------
Net operating loss carryforwards                                 $     2,173,000     $     1,444,000
Allowance for doubtful accounts                                          337,000             346,000
Other                                                                    233,000             403,000
                                                              -----------------------------------------
   Total deferred tax assets                                           2,743,000           2,193,000
Valuation allowance for deferred tax assets                           (2,743,000)         (2,193,000)
                                                              -----------------------------------------
   Net deferred tax assets                                       $            -      $            -
                                                              =========================================

As discussed in Note 8 the Company has filed petition for relief under Chapter 11 of the Federal Bankruptcy Laws. To the extent that the Company is insolvent, cancellation of indebtedness income arising from the Plan of Reorganization will be offset against the federal net operating losses. Additionally, as a result of the "change in ownership" provisions of the Tax Reform Act of 1986, a portion of any remaining federal net operating loss carryover may be subject to an annual limitation regarding their utilization against taxable income in future periods.

4. LINE OF CREDIT

The Company has a line of credit with a financial institution which provides for maximum borrowings of $1,850,000 (or such amount as the parties may increase or decrease by mutual consent) with interest due monthly at a rate equal to eight percent per annum over the highest prime rates in effect from time to time charged by a selected group of banks, with a minimum annual interest rate of 13%. The maximum amount of borrowings outstanding at any time is limited based on certain accounts receivable of the Company. The line is secured by all assets of the Company and personally guaranteed by the Company's majority shareholder. At September 30, 1996 and December 31, 1995, the Company had an aggregate outstanding balance of $2,428,172 and $2,236,576, respectively. The Company is in default on the line of credit agreement. As discussed in

                            Medical Science Institute
                             (Debtor-in-Possession)

                    Notes to Financial Statements (continued)


4. LINE OF CREDIT (CONTINUED)

Note 8 the Company has filed petition for relief under Chapter 11 of the Federal Bankruptcy Laws. The line of credit is classified as a Class One: Secured Claim under the Plan of Reorganization.

5. NOTE PAYABLE

As of September 30, 1996 and December 31, 1995, the Company has a note payable to a former shareholder in the amount of $309,090 with payments of principal and interest at 8% due in monthly installments of $3,446 through September 1, 2007.

The Company is in default on its note payable. As discussed in Note 8 the Company has filed petition for relief under Chapter 11 of the Federal Bankruptcy Laws. The note payable has been classified as a Class Three: Allowed General Unsecured Claims under the Plan of Reorganization.

6. LEASE OBLIGATIONS

The majority of the Company's noncancellable operating leases have been terminated or restructured with month to month payment terms. Future minimum payments at September 30, 1996, by year and in the aggregate, under restructured noncancellable operating leases with terms of one year or more consist of the following:

             Three months ended December 31, 1996                 $       19,201
             1997                                                        140,632
             1998                                                        112,690
             1999                                                         30,720
             2000                                                         11,124
             2001                                                          4,635
                                                              ======================
             Total minimum lease payments                         $      319,002
                                                              ======================

As discussed in Note 8 the Company has filed petitions for relief under Chapter 11 of the Federal Bankruptcy Laws. The Company's capital lease obligations have been classified as a Class Two: Other Secured Claims under the Plan of Reorganization.

7. COMMITMENTS AND CONTINGENCIES

At September 30, 1996 there were various legal proceedings against the Company which were resolved as part of the bankruptcy and Plan of Reorganization (see Notes 1 and 8).

                            Medical Science Institute
                             (Debtor-in-Possession)

                    Notes to Financial Statements (continued)


8. PLAN OF REORGANIZATION

On November 18, 1996 (Confirmation date), the Bankruptcy Court confirmed the Company's Plan of Reorganization. According to the Plan of Reorganization the existing Allowed Interests in the Company is cancelled and 100% of the issued and outstanding equity of the Company is issued to Nu-Tech. Nu-Tech acquired the Company free and clear of all claims, liens and interests that have been asserted prior to the Confirmation date, excluding liabilities not subject to compromise in the accompanying balance sheet at September 30, 1996. In consideration, Nu-Tech paid cash in accordance with the terms and treatment of claims described below. Additionally, Nu-Tech shall issue stock to certain interests (the sole shareholder of the Company).

The confirmed plan requires Nu-Tech to make the following approximate cash payments on the Confirmation date to satisfy the liabilities subject to compromise including the $9,782,598 in the accompanying balance sheet at September 30, 1996. Additionally, certain capital leases have been restructured in connection with the bankruptcy proceedings. Subsequent to the Confirmation date, $668,356 of such capital lease obligations were recorded by the Company. The corresponding property and equipment is included in the accompanying balance sheet. Payments required by Nu-Tech were approximately as follows:

Borrowing and accrued interest under line of credit (Class One)                     $     2,600,000
Allowed General Unsecured Claims (Class Three)                                              750,000
Administrative Claims One                                                                   750,000
Post-Petition Payroll Taxes (Administrative Claim Four)                                     572,000
False Claims Act (Administrative Claim Three)                                                75,000
Other                                                                                       103,000
                                                                                ========================

Total to be paid                                                                    $     4,850,000
                                                                                ========================

In addition, Nu-Tech is obligated for post Confirmation date payments of up to an additional $425,000 in administrative expenses, $271,000 in federal payroll taxes and $97,000 of state payroll and property taxes.

UNCLASSIFIED ADMINISTRATIVE CLAIMS

Unclassified Administrative Claims include the "actual, necessary costs and expenses of preserving the estate" as determined by the Court after notice to creditors of a request for payment and after a hearing thereon. The Code requires that allowed administrative expenses be paid in full, to the extent allowed by the Bankruptcy Court after notice and hearing, on the Confirmation date unless the party holding the administrative claim agrees otherwise.

                            Medical Science Institute
                             (Debtor-in-Possession)

                    Notes to Financial Statements (continued)



8. PLAN OF REORGANIZATION (CONTINUED)

UNCLASSIFIED ADMINISTRATIVE CLAIMS (CONTINUED)

With the exception of the Allowed Administrative Claims of Professionals employed at the expense of the Estate, all Allowed Administrative Claims shall be paid in cash: (a) on the latter of the Confirmation date or the date upon which such Claim first becomes an allowed Claim; (b) in the ordinary course of business; or (c) upon such terms and conditions as may be agreed to by the holder of such claim.

Administrative Claims One:  Professional Fees

At the Confirmation date, Nu-Tech is required to pay to the Disbursing Agent $750,000 to be held and distributed exclusively for payment of Allowed Administrative Claims of the professionals on a pro-rata basis.

As soon as reasonably practicable after the Court enters final orders allowing their respective Professional Administrative Claims, the Disbursing Agent shall remit to the Professionals a cash payment on account of their respective Allowed Professional Administrative Claims, but not to exceed their pro-rata share, of $750,000 except as otherwise may be agreed. Subject to the terms below, the balance, if any of each professional's respective Allowed Administrative Claim, in an aggregate amount not to exceed $425,000 (Unpaid Professional Fees), shall be paid, without interest, in twelve equal monthly installments, commencing on the fourth month after the Confirmation date and continuing through the fifteenth month after the Confirmation date.

The Unpaid Professional Fees are secured and guaranteed by the following:

         - Nu-Tech guaranty subject to separately executed guaranty on behalf of each professional.

         - The sole Company shareholder guaranty secured by a lien on the Nu-Tech stock distributed to the shareholder.

         -        $300,000 of the $750,000 available to be distributed to Class
                  Three.

         - Any recovery on the actions and other claims and causes of action reserved to the Creditors committee.

                            Medical Science Institute
                             (Debtor-in-Possession)

                    Notes to Financial Statements (continued)


8. PLAN OF REORGANIZATION (CONTINUED)

UNCLASSIFIED ADMINISTRATIVE CLAIMS (CONTINUED)

Administrative Claim Two:  United States Trustee Fees

The fees under 28 U.S.C. Section 1930 of the United States Trustee owed by the Company on the Confirmation date shall be paid in full no later than 30 days following entry of the Confirmation order. Thereafter, post-confirmation fees of the United States Trustee shall be payable from the funds held by the Disbursing Agent on account of the general unsecured creditors.

Administrative Claim Three:  False Claims Act Claims

The Company has reached an agreement with the government, the holder of False Claims Act Claims, subject to final documentation, approval by the Department of Justice and court approval, to provide the holder of such claims, the following treatment in full and complete satisfaction of all alleged Medicare and Medi-Cal overbilling claims which have been or may be asserted against the Company by or on behalf of the federal or any state government with respect to conduct occurring on or before the Confirmation date. The terms of such agreement are as follows:

         - The government (both state and federal) shall receive an allowed general administrative claim in the amount of $75,000

         - The government (both state and federal) shall receive an allowed general unsecured claim in the amount of $500,000

Administrative Claim Four:  Post-Petition Payroll Taxes

Post-petition state and federal payroll taxes of $572,000 is required to be paid in full on the Confirmation date by Nu-Tech.

Allowed Priority Claims

The Code requires that the holders of pre-petition personal property and pre-petition payroll taxes claims receive cash payments over a period not exceeding six years after the date of assessment of such claim, unless agreed otherwise. 11 U.S.C. section 1129(a)99). All Allowed Priority Claims shall be paid in cash as required by Bankruptcy Code 1129(a)(9). The Internal Revenue Service (IRS) holds a pre-petition unsecured claim for payroll taxes for approximately $271,000. Under the plan the IRS will be paid this amount together with interest in equal monthly installments of $5,302 commencing on the Confirmation date for 65 months.

                            Medical Science Institute
                             (Debtor-in-Possession)

                    Notes to Financial Statements (continued)


8. PLAN OF REORGANIZATION (CONTINUED)

CLASSIFIED CLAIMS

Class One:  Secured Claim of Austin Financial Services, Inc.

The Allowed Secured Claim under the line of credit was paid in cash, on the Confirmation date or upon such other terms and conditions as may be agreed to by Austin Financial.

Class Two:  Other Secured Claims

Class Two includes Allowed Secured Claims against the Company that are not included in Class One. Each Allowed Secured Claim in Class Two will be considered to be in its own separate subclass within Class Two, and each such subclass shall be deemed to be a separate Class for purposes of this Plan. Unless the holder of such a Claim agrees to less favorable treatment, each Allowed Secured Claim in Class Two will, at the election of Nu-Tech in its sole and absolute discretion, be treated as set forth below. Allowed Class Two Secured Claims as to which Nu-Tech elects to treat under option (b) (as described below) are impaired under the Plan.

Class Two Allowed Secured Claims shall receive one of the following treatments, at the election of Nu-Tech: (a) cure and reinstatement, (b) payment of the Allowed Secured Claim, with interest thereon from and after the Confirmation date, over a period not to exceed four (4) years; (c) abandonment of the collateral to the secured creditor in full and complete satisfaction of the Allowed Secured Claim, or (d) such other treatment as may be agreed to by the holder of such Claim.

Class Three:  Allowed General Unsecured Claims

The holders of the Allowed General Unsecured Claims shall each receive their pro-rata share of $750,000 in cash, net of payments made from the funds to satisfy fees and expenses incurred on behalf of the Official Committee of Unsecured Creditors (the Committee) from and after the Confirmation date in administering and implementing the reorganization plan (including fees and expenses incurred in objecting to general unsecured claims). In addition, Class Three claims shall receive any recovery from the successful prosecution of avoidance or other actions that may be undertaken in the sole and absolute discretion of the Committee.

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
                            Medical Science Institute
                             (Debtor-in-Possession)

                    Notes to Financial Statements (continued)



8. PLAN OF REORGANIZATION (CONTINUED)

CLASSIFIED CLAIMS (CONTINUED)

Class Three A:  Administrative Convenience Class Claims

Class Three A claims will receive a single distribution on or about the Confirmation date, or as soon as practical, equal to 20% of the allowed amount of such claim up to a maximum allowed amount of $2,500, whichever is less.

Class Four:  Shareholder Interests

On the Confirmation date, the existing Allowed Interests in the Company (including warrants, options and any other rights to acquire the Company's stock) shall be terminated and no longer of any effect. The Plan of Reorganization also stipulates that the sole shareholder of the Company shall receive restricted Nu-Tech stock with a value of approximately $2,000,000 in full and complete satisfaction of said interests and any and all options, warrants and other rights to purchase an interest in the Company.

The future management of Reorganized MSI will be named by Nu-Tech and will include the sole shareholder, who shall be employed pursuant to an Employment Agreement, whose terms shall be two years at a stipulated compensation, including certain incentive based payments.

The Company will account for the reorganization using fresh-start reporting. Accordingly, all assets and liabilities will be restated to reflect their reorganization value, which approximates fair value at the date of reorganization.


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